Other disclosures - Risk Management and Principal Risks - Contractural maturity of financial assets and liabilities (audited) (Narrative) (Details) - GBP (£) £ in Millions	Dec. 31, 2018	Dec. 31, 2017 [1]	Dec. 31, 2016 [1]
Other disclosures - Risk Management and Principal Risks
Assets included in disposal groups held for sale	£ 0	£ 1,193	£ 71,454
Liabilities included in disposal groups classified as held for sale	£ 0	£ 0	£ 65,292

[1]

Barclays introduced changes to the balance sheet presentation as at 31 December 2017 as a result of the adoption of new accounting policies on 1 January 2018. The comparatives as at 31 December 2016 have been updated to reflect this presentation change. Further detail on the adoption of new accounting policies can be fo und in Note 1 on pages 264 to 267 , Note 42 on pages 347 to 354 and the Credit risk disclosures on pages 273 to 277 .